                                                                     EXHIBIT 24A


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

         EXECUTED as of March 17, 2004.




                                    Signature: /s/ Samuel H. Miller
                                               --------------------
                                    Printed Name: Samuel H. Miller
                                    Title: Director, Treasurer and Co-Chairman
                                           of the Board

                                                                     EXHIBIT 24B


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 22, 2004.





                                Signature: /s/ Albert B. Ratner
                                           --------------------
                                Printed Name: Albert B. Ratner
                                Title: Director and Co-Chairman of the Board

                                                                     EXHIBIT 24C


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 16, 2004.





                               Signature:  /s/ Brian J. Ratner
                                           -------------------
                               Printed Name:  Brian J. Ratner
                               Title: Director and Executive Vice President -
                                      Development

                                                                     EXHIBIT 24D


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 17, 2004.





                               Signature: /s/ James A. Ratner
                                          -------------------
                               Printed Name: James A. Ratner
                               Title: Director and Executive Vice President

                                                                     EXHIBIT 24E


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 17, 2004.





                                Signature: /s/ Ronald A. Ratner
                                           --------------------
                                Printed Name:  Ronald A. Ratner
                                Title:  Director and Executive Vice President

                                                                     EXHIBIT 24F


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 17, 2004.





                               Signature: /s/ Thomas G. Smith
                                          -------------------
                               Printed Name:  Thomas G. Smith
                               Title: Executive Vice President, Chief Financial
                                      Officer and Secretary

                                                                     EXHIBIT 24G


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 16, 2004.





                                     Signature: /s/ Linda M. Kane
                                                -----------------
                                     Printed Name: Linda M. Kane
                                     Title: Senior Vice President and Corporate
                                            Controller

                                                                     EXHIBIT 24H


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 16, 2004.





                                    Signature: /s/ Deborah Ratner Salzberg
                                               ---------------------------
                                    Printed Name: Deborah Ratner Salzberg
                                    Title: Director

                                                                     EXHIBIT 24I


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 17, 2004.





                                   Signature:  /s/ Michael P. Esposito, Jr.
                                               ----------------------------
                                   Printed Name: Michael P. Esposito, Jr.
                                   Title: Director

                                                                     EXHIBIT 24J


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 18, 2004.





                                            Signature: /s/ Scott S. Cowen
                                                       ------------------
                                            Printed Name: Scott S. Cowen
                                            Title: Director

                                                                     EXHIBIT 24K


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 18, 2004.





                                       Signature: /s/ Jerry V. Jarrett
                                                  --------------------
                                       Printed Name: Jerry V. Jarrett
                                       Title: Director

                                                                     EXHIBIT 24L


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 17, 2004.





                                         Signature:  /s/ Joan K. Shafran
                                                     -------------------
                                         Printed Name: Joan K. Shafran
                                         Title: Director

                                                                     EXHIBIT 24M


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 17, 2004.





                                         Signature: /s/ Louis Stokes
                                                    ----------------
                                         Printed Name: Louis Stokes
                                         Title: Director

                                                                     EXHIBIT 24N


                           DIRECTOR AND/OR OFFICER OF

                          FOREST CITY ENTERPRISES, INC.

                                    FORM 10-K

                                POWER OF ATTORNEY


         The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2004, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.


         EXECUTED as of March 16, 2004.





                                      Signature: /s/ Stan Ross
                                                 -------------
                                      Printed Name: Stan Ross
                                      Title: Director